Exhibit 99.1

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Beacon Roofing Supply, Inc.

Company Overview

Robert Buck

Chief Executive Officer

2

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Critical role in roofing materials supply chain ...

Beacon Roofing Supply, Inc.
Manufacturers
Manufacturers not capable of servicing tens of thousands of specialized contractors
On-site and on-time delivery
Technical support
Credit to contractors
Inventory, multiple product lines
Contractors not capable of dealing directly with manufacturer
Over 19,500 roofing contractors

6

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Branch opening actual results

Actual branch opening example

- Date Opened: September 1997

- Cash flow positive within 8 months

Net sales ($ in 000s)

Incremental sales
Estimated sales transferred
11.5% CAGR
$6,579
3,579
3,000
$12,688
9,688
3,000
Sep-98
Sep-04

Contribution income ($ in 000s)

Incremental income
Estimated income transferred
7.7% CAGR
$631
331
300
$987
687
300
Sep-98
Sep-04

13

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Knowledgeable and experienced sales and marketing team

Beacon Roofing Supply, Inc.

151 sales and business developers

76 Branch managers and 266 contractor service representatives

Three manufacturer representative organizations

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Acquisitions come with significant synergy potential

Revenue expansion
Sophisticated IT Platform
Beacon Roofing Supply, Inc.
Best practices
Large operational scale

Beacon has a highly scalable business model

17

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Beacon Roofing Supply, Inc.

Financial overview

David Grace

Chief Financial Officer

19

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Significant sales growth

Net Sales, fiscal year end September, ($ in millions)
$800
$600
$400
$200
$0
1999-2004 38.7% CAGR
18.2%
$127.0
$224.0
$415.1
$549.9
$559.5
$652.9
$168.6
$199.2
1999
2000
2001
2002
2003
2004
1st Quarter 2004
1st Quarter 2005

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Consistent growth in profitability

Operating income ($ in millions)
45
40
35
30
25
20
15
10
5
0
1999–2004 37.9% CAGR
20.5%
$8.5
$10.4
$18.7
$29.4
$31.3
$42.3
$14.4
$17.3
1999
2000
2001
2002
2003
Pro forma 2004
1st Quarter 2004
1st quarter 2005

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Consistent expansion of margins

Gross profit margin

30%
20%
10%
0%
20.8%
19.7%
22.6%
24.7%
25.2%
25.4%
1999
2000
2001
2002
2003
2004

Operating income margin

8%
4%
0%
6.6%
4.6%
4.5%
5.4%
5.6%
6.5%
1999
2000
2001
2002
2003
Pro forma 2004

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Company of substance

Benchmarking
Fundamentals
Culture
Beacon Roofing Supply, Inc.
Forecasting & Accountability
Excellent Track Record
Routines

26

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[LOGO]

JP Morgan Small Cap

Conference

Robert Buck

Chief Executive Officer

David Grace

Chief Financial Officer

March 10, 2005

Forward looking statements

This presentation contains “forward-looking statements”. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to differ materially from such statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on these forward-looking statements, which reflect our analysis only and speak only as of the date of this presentation. We undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Company Overview

Robert Buck

Chief Executive Officer

Beacon overview

Founded in 1928, Beacon has grown to be one of the largest distributors of residential and non-residential roofing materials in the U.S. and Canada

•	76 branches serving key metropolitan markets in 14 states in the Northeast, Mid-Atlantic, Southeast, and Southwest regions of the U.S. & 3 provinces in Eastern Canada
	•	1st or 2nd largest distributor in each of the regions we serve
	•	Over 19,500 customers

•	Strong historical performance
	•	FY 2004 Sales–$652.9 million (5 year CAGR + 38.7%)
	•	1st Quarter 2005 Sales–$199.2 million (15.8% organic y-o-y growth)
	•	1st Quarter 2005 Net Income–$8.7 million (178% increase over 2004)
	•	Acquired JGA Corp in December of 2004
	•	Successfully completed and integrated 7 other acquisitions from 1998-2002

Comprehensive assortment of products for all external residential and commercial building needs

Complete product offering

[GRAPHIC]

1 Steep Slope Roofing System
2 Underlayment
3 Custom Metals
4 Substrates
5 Siding
6 Flat Roof Systems
7 Rigid Insulations
8 Air & Vapor Barriers
9 Pressure Treated Lumber
10 Cavity Wall Air and Vapor Barrier Systems
11 Door & Window Flashing
12 Through Wall Flashings
13 Expansion Joints
14 Below Grade Waterproofing System
15 Below Grade Drainage Systems
16 Waterstop
17 Concrete Sealers & Coatings
18 Ground Barriers

Product mix

[CHART]

• 7,500 SKUs offered

• Selected relationships with manufacturers to achieve substantial volume discounts

• Re-roofing makes up 71% and 78% of the residential and non-residential demand

Why invest in Beacon?

• High value-added distributor performing a critical role in the roofing supply chain

• Market leader in an attractive, growing and fragmented industry

• Highly scalable platform and proven business model with minimal capital expenditures

• Superior financial performance highlighted by attractive growth and margins

• Historical 5 year sales CAGR: 38.7%

• 1st Quarter 2005 organic sales growth: 15.8%

• Industry leading operating margins: 6.5%

• Results oriented management, corporate culture and controls

Critical role in roofing materials supply chain ...

[LOGO]

	•	Manufacturers not capable of servicing tens of thousands of specialized contractors

Manufacturers		• On-site and on-time delivery • Technical support • Credit to contractors	Over 19,500 roofing contractors

	•	Inventory, multiple product lines

	•	Contractors not capable of dealing directly with manufacturer

Roofing product distributors will continue to be the critical component of the roofing material supply chain

… reinforced by high value service offerings to the contractor

Beacon’s reliability and contractor focus saves its customers time and money

•	Reliability of distributor is crucial to contractor profitability

	•	Delivering on time–Delay on a commercial site can cost a contractor $100’s per hour

	•	Product availability – Lack of specified product can add substantial costs to the contractor

•	Contractor focus of distributor allows strong product knowledge and expertise

	•	Goal is to partner with the contractor rather than just supply

Customers support Beacon’s value proposition

Recent customer survey results

Rank	Customer priorities

1	Product selection

2	On-time delivery

3	Complete and accurate orders

4	Price

•	Big box retailers less of a factor

	•	Limited product selection

	•	Retail oriented service and support

	•	Basic to no product expertise

Large and attractive market

US Roofing materials market (2003)

[CHART]

Overview

•	Growing $10 billion industry (ex-manufacturer) in the U.S. with a projected growth rate in excess of 3%through the current decade

•	Re-roofing makes up 71% and 78% of residential and non-residential demand, respectively

•	Roofing demand has grown every year since 1993

• Grown through 3 years of declining building construction expenditures (1995, 2001, and 2002)

•	Over 70% of the U.S. housing stock is over 20 years old

Roofing market is sheltered from swings in the overall building cycle

Highly fragmented market is ripe for consolidation

Roofing distributors

[CHART]

Total number of roofing distributors > 1,500

Key considerations

•	Beacon is the fourth largest roofing distributor in North America

•	Although over 1,500 distributors serve the roofing materials market, fewer than 5% are regional

• Top 5 distributors represent < 20% of the $10 billion roofing materials market

•	Consolidation driven by customer demands and needs

Customer needs are driving consolidation

Scale is becoming increasingly important

Purchasing power	More efficient supply chain management	Strong technology backbone	Local presence combined with regional distribution capabilities

The prospects for large, well-capitalized roofing product distributors are outstanding and will remain so due to secular trends within the industry

Strong platform for growth and acquisitions

5–10% “organic” growth potential

2-5%		3-5%		10-15%		15-25%

New branch openings (e.g., Boston/ Houston)	+	Existing market growth	+	Acquisitions 1,500+ distributors	=	Potential annual growth

• Targeted number: 6-12 locations • Sales effect: $12-25mm • EBITDA impact: Breakeven in year one		• Market plans by location • Sales rep productivity • Identify new prospects • New product offerings

• Compelling customer-driven rationale for Industry consolidation

• Acquisition opportunities are identified and actionable

• Highly fragmented market

• Over 1,500 players

• Long history of successful integration

• Margin and revenue improvement

• Scalable platform

• Actual 5 year CAGR: 38.7%

Growth through new branch openings

Selective geographic expansion through new branch openings

•	Disciplined approach to new branch openings in contiguous markets

•	All branches opened by Beacon have been successful
	•	22 greenfield locations opened since 1997
	•	Low initial investment–$600,000 – $800,000
	•	Rapid breakeven – typically cash flow positive within one year

•	15 new markets have been identified by management
	•	Two have been opened since the IPO
	•	Two more have executed leases, opening by May 2005
	•	Others in location identification stage
	•	Branch managers have been identified

Branch opening actual results

Actual branch opening example

• Date Opened: September 1997

Minimal required investment

Trucks	$245,885

Inventory	216,346

Forklifts	41,672

Office equipment	13,372

Total	$517,275

• Cash flow positive within 8 months

Net sales ($ in 000s)

[CHART]

Contribution income ($ in 000s)

[CHART]

Knowledgeable and experienced sales and marketing team

[LOGO]

151 sales and business developers	76 Branch managers and 266 contractor service representatives	Three manufacturer representative organizations

• Extensive coverage of/visits to local players	• Manages contractor logistics including delivery and product placement	• 15 product specialists to liaison between manufacturers and contractors

• Prospect for new customers while increasing sales to existing customers	• Provides value-added technical advice and product knowledge	• Instrumental in specifying Beacon-sold products in construction products

Existing market growth

• Significant opportunity to continue leveraging customer relationships to increase sales

• Sales growth to existing customers of over 10% in 2004 as compared to 2003

• Strong track record of increasing the size and profitability of its customer base

• Over 2,700 new customers added in 2004

• $34.4 million of incremental sales from these new customers in 2004

Selective complementary product growth

Product	Growth in 2004	Sales 2004
Fiber cement siding	46%	$9.6 million

Residential insulation	44%	12.4 million

Vinyl siding	22%	49.1 million

Windows & doors	10%	26.9 million

Industry is ripe for continued consolidation

[CHART]

Identified growth opportunities

Targeted region	Targets	Est. sales
		($mm)
Southeast	2	$300
West	1	150
Midwest	3	150
Northeast	2	125
West	1	70
East	1	50
Southwest	1	30
Total	11	$875

Numerous Others: Market is extremely fragmented with small regional players

Acquisitions come with significant synergy potential

Revenue expansion

Sophisticated IT Platform	[LOGO]	Best practices

Large operational scale

Beacon has a highly scalable business model

Selected Acquisition performance

The Roof Center and West End Lumber Acquisitions: Acquired June 2001 ($000s)

Twelve month results at close

Sales	$195,868
Gross margin	26.6%
Operating income	$4,953
% margin	2.5%

Fiscal 2004 results

Sales	$252,299
Gross margin	27.5%
Operating income	$18,584
% margin	7.4%

Growth & Synergies

•	Sales CAGR of 8.1%
•	Gross margin increased by 90 bps
•	Operating income increased by 275% and margins expanded by 490 bps
• 50.0% CAGR

[LOGO]

Financial overview

David Grace

Chief Financial Officer

Significant sales growth

Net Sales, fiscal year end September, ($ in millions)

[CHART]

Consistent growth in profitability

Operating income ($ in millions)

[CHART]

Note:        Pro Forma 2004 excludes a charge of $9.0 million in stock-based compensation related to the IPO and includes $1.4 million of administrative costs related to public reporting.  Actual 2004 operating income was $34.7 million.

Consistent expansion of margins

Gross profit margin

[CHART]

Operating income margin

[CHART]

1st Quarter 2005 performance review

Strong momentum in 2005 ($ millions)

	2004	2005	% Change
Net Sales	$168.6	$199.2	18.1%

Gross profit	42.8	50.3	17.6%
% margin	25.4%	25.3%

Income from operations	14.4	17.3	20.5%
% margin	8.5%	8.7%

Net Income	3.1	8.7	177.9%
% margin	1.9%	4.4%

Financially positioned to deliver on growth

•	Ample liquidity
	•	$118.5 million revolving line of credit agreement (U.S. and Canadian) through September 2009, $73.7 available at December 31, 2004
	•	Optional $40.0 million increase for acquisitions

•	Conservative capital structure
	•	Strong free cash flow – Net cash provided by operations of $23.1 million in 2004
	•	Debt to equity ratio of 53.6% at December 31, 2004

•	Robust financial controls
	•	Systems integrated
	•	Section 404 of Sarbanes-Oxley compliance project in progress
	•	Average bad debt expense of 0.30% of net sales over the past 5 years
	•	Inventory not exposed to obsolescence risk

•	Minimal capital expenditures of approximately 1 to 1.5% of sales
	•	$6.1 million, including capital leases, in 2004

Strong and consistent financial performance

•	Sales growth of 5% – 10% per annum (excluding acquisitions)
•	Gross margins between 24%–26%
•	Operating margin between 7%–8%
•	Capital expenditures less than 2% of sales
•	1st Quarter 2005 highlights
• Net income up 177.8%
• Diluted net income per share up 88.2% to 32 cents
•	On track to reach our expectations for fiscal 2005

Company of substance

Benchmarking

Fundamentals		Culture

[LOGO]

Forecasting & Accountability		Excellent Track Record

Routines

Why invest in Beacon?

•	High value-added distributor performing a critical role in the roofing supply chain

•	Market leader in an attractive, growing and fragmented industry

•	Highly scalable platform and proven business model with minimal capital expenditures

•	Superior financial performance highlighted by attractive growth and margins
• Historical 5 year sales CAGR: 38.7%
• 1st Quarter 2005 organic sales growth: 15.8%
• Industry leading operating margins: 6.5%

•	Results oriented management, corporate culture and controls